UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 13, 2018

CSW INDUSTRIALS, INC.
(Exact Name Of Registrant As Specified In Charter)

Delaware	001-37454	47-2266942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5420 Lyndon B. Johnson Freeway, Suite 500
Dallas, Texas 75240
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (214) 884-3777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On February 8, 2018, CSW Industrials, Inc., a Delaware corporation (the “Company”), announced that it has engaged in a process to evaluate strategic alternatives for its coatings business and, effective December 31, 2017, has classified the assets, liabilities, and results of operations for the Strathmore Products business (the “Coatings business”) as “discontinued operations”. Additionally, the Company consolidated its operations into two segments, Industrial Products and Specialty Chemicals. The Company’s sealants and adhesives business, which was included with the former Coatings, Sealants & Adhesives segment, was combined with Specialty Chemicals, as a result of the Coatings business being classified as discontinued operations.

To assist investors in comparing the Company’s historical financial information and results for the Company’s continuing and discontinued operations, Exhibit 99.1 filed with this Current Report on Form 8-K includes retrospectively adjusted supplemental unaudited historical financial information for the Company and its reporting segments for each of the fiscal quarters ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016. The information included in Exhibit 99.1 to this Current Report on Form 8-K presents historical unaudited financial results of the Company and the revised reporting segments as if the Coatings business were a discontinued operation for all periods shown, on both a U.S. GAAP and as adjusted basis.

The supplemental historical unaudited financial information presented on a U.S. GAAP basis is consistent with the Company’s reporting segments and presentation of continuing and discontinued operations included in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2017, filed with the Securities and Exchange Commission on February 8, 2018 (the 3Q 10-Q”). The information included in Exhibit 99.1 should be read in conjunction with the 3Q 10-Q as well as our Annual Report on Form 10-K for the fiscal year ended March 31, 2017.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.        Exhibit Description
99.1            Supplemental Unaudited Historical Financial Information of CSW Industrials, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 13, 2018

By:	/s/ Gregg W. Branning

Name:	Gregg W. Branning
Title:	Executive Vice President & Chief Financial Officer